EXHIBIT 10

                               CONSENT OF AUDITORS



July 14, 2000






We hereby authorize and consent to the use of our report, dated July 13, 1999, as set forth in Amendment Number Two to the Form 10-SB filed by Dental Resources, Inc., as an Exhibit to the above-referenced filing and to the use of our name as it appears therein.





                             /s/ Froehling, Anderson, Plowman & Wasworth, Ltd.
                          ------------------------------------------------------
                             Froehling, Anderson, Plowman & Wasworth, Ltd.